SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                              ___________________


                                   FORM 8-K

                                CURRENT REPORT

                              ___________________


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                              ___________________


     Date of Report (Date of earliest event reported):  October 25,  1996

                              ___________________


                            MAGELLAN TECHNOLOGY, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

          Utah                   0-18271                 87-0284979
   ----------------        ---------------------      ------------------
   (State or other         (Commission File No.)       (IRS Employer
    jurisdiction of                                   Identification No.)
    incorporation)


                       990 West Atherton Drive, Suite 205
                         Salt Lake City, Utah  84123
       ------------------------------------------------------------
       (Address of principal executive offices, including zip code)

                              (801) 262-1792
           ----------------------------------------------------
           (Registrant's telephone number, including area code)

Item 2.   Acquisition of SkyHook Technologies, Inc.

     On October 25, 1996, the Registrant completed a share exchange and related transactions (collectively, the "Share Exchange") pursuant to an Agreement and Plan of Share Exchange among the Registrant, SkyHook Technologies, Inc. ("SkyHook"), and the holders of all of the capital stock of SkyHook (the "SkyHook Stockholders").

     The Share Exchange, consummated on October 25, 1996, included the following actions and transactions:

     (a) The Registrant acquired all of the issued and outstanding shares of the capital stock of SkyHook in exchange for the issuance by the Registrant of an aggregate of 5,673,336 shares of the common stock, par value $0.0001 per share, representing 40% of the Registrant's outstanding common stock ("Common Stock"), to the SkyHook Stockholders; and

     (b) The Registrant substituted options to purchase shares of Common Stock pursuant to the Registrant's Option Plan for outstanding options to purchase shares of the common stock, no par value, of SkyHook.


Item 7.   Financial Statements and Exhibits.

     (a)  Financial statements of business acquired.

          The Financial Statements of SkyHook required pursuant to this Item 7(a) are filed as part of this Report as pages F-1 through F-9.

     (b)  Pro forma financial information.

     The pro forma financial information of the Registrant and SkyHook required pursuant to this Item 7(b) are filed as part of this Report as pages F-10 through F-14.

     (c)  Exhibits.

          The following exhibits are included herein:



     Reg S-K
     Exhibit No.               Description                Exhibit No.
    ------------  ------------------------------------- ---------------
      4           Articles of Share Exchange (including        1
                  Plan of Share Exchange)

                                  SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 MAGELLAN TECHNOLOGY, INC.

                                  /s/ Darwin D. Millet
                                 ---------------------------
                                 Darwin D. Millet, President


Date: November 8, 1996

                         SKYHOOK TECHNOLOGIES, INC.

                            FINANCIAL STATEMENTS

                From February 6, 1995 (Date of Inception)
                           to December 31, 1995

TABLE OF CONTENTS
                                                          Page
                                                          ----

  INDEPENDENT AUDITOR'S REPORT                              1

  FINANCIAL STATEMENTS:

    Balance Sheet                                           2

    Statement of Income                                     3

    Statement of Stockholders' Equity                       4

    Statement of Cash Flows                                 5

    Notes to Financial Statements                           6

                         Independent Auditor's Report


  To the Board of Directors
  Skyhook Technologies, Inc.

  We have audited the accompanying balance sheet of Skyhook Technologies, Inc. as of December 31, 1995 and the related statements of income, stockholders' equity, and cash flows from February 6, 1995 (date of inception) to December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Skyhook Technologies, Inc. as of December 31, 1995, and the results of its operations and its cash flows from February 6, 1995 to December 31, 1995 in conformity with generally accepted accounting principles.

  Squire & Co.

  May 23, 1996

SKYHOOK TECHNOLOGIES, INC.
BALANCE SHEET
December 31, 1995


  ASSETS

  Current Assets:
    Cash                                          $      9,509
    Employee advances                                    1,060
                                                  ------------
              Total current assets                      10,569

  Equipment, net of accumulated depreciation               449
                                                  ------------
              Total assets                        $     11,018
                                                  ============

  LIABILITIES AND STOCKHOLDERS' EQUITY

  Current Liabilities:
    Accounts payable                              $      3,658
    Accrued payroll                                      6,825
                                                  ------------
         Total current liabilities                      10,483

  Long-Term Liabilities:
    Notes payable                                       43,400

  Stockholders' Equity:
    Common stock, 10,000,000 shares authorized,
      1,241,000 issued and outstanding,
      no par value                                     125,000
    Retained deficit                                  (167,865)
                                                  ------------
         Total stockholders' equity                    (42,865)
                                                  ------------
              Total liabilities and
              stockholders' equity                $     11,018
                                                  ============


The accompanying notes are an integral part of these statements.

SKYHOOK TECHNOLOGIES, INC.
STATEMENT OF INCOME
From February 6, 1995 (Date of Inception) to December 31, 1995


  Revenue                                         $        483

  Operating Expenses:
    Salaries and wages                                  69,295
    Payroll taxes                                        6,324
    Product materials                                      968
    Other product expense                                9,182
    Contracted services                                  7,102
    Utilities and telephone                              1,841
    Legal and professiona                               l6,076
    Payroll service expense                              1,084
    Employee benefits                                    2,703
    Office supplies and expense                          2,102
    Consulting fees                                      9,716
    Dues and subscriptions                                 182
    Insurance                                            1,127
    Travel                                              12,207
    Marketing                                           20,097
    Research and development                            13,073
    Rent                                                    80
    Depreciation expense                                    72
    Miscellaneous                                        1,717
                                                  ------------
         Total operating expenses                      164,948
                                                  ------------
  Loss From Operations                                (164,465)

  Other Income (Expenses):
         Interest expense                               (3,400)
                                                  ------------
  Net Loss                                        $   (167,865)
                                                  ============
The accompanying notes are an integral part of these statements.

SKYHOOK TECHNOLOGIES, INC.
STATEMENT OF STOCKHOLDERS' EQUITY
From February 6, 1995 (Date of Inception) to December 31, 1995


                                      Common Stock      Retained
                                    Shares     Amount    Deficit      Total
                                  ---------  ---------  ---------  ---------

  Issuance of stock               1,241,000  $ 125,000  $     -    $ 125,000

  Net Loss                                               (167,865)  (167,865)
                                  ---------  ---------  ---------  ---------
  Balance at December 31, 1995    1,241,000  $ 125,000  $(167,865) $ (42,865)
                                  =========  =========  =========  =========


















The accompanying notes are an integral part of these statements.

SKYHOOK TECHNOLOGIES, INC.
STATEMENT OF CASH FLOWS
From February 6, 1995 (Date of Inception) to December 31, 1995


  Cash Flows from Operating Activities:
    Net Loss                                      $   (167,865)
    Adjustments to reconcile net income
    to net cash used by operating activities:
      Depreciation                                          72
      Changes in assets and liabilities:
        Increase in employee advances                   (1,060)
        Increase in accounts payable                     3,658
        Increase in accrued interest payable             3,400
        Increase in accrued payroll                      6,825
                                                  ------------
              Total adjustments                         12,895
                                                  ------------
    Net cash used by operating activities             (154,970)

  Cash Flows from Investing Activities:
    Purchase of fixed assets                              (521)
                                                  ------------
    Net cash used by investing activities                 (521)

  Cash Flows from Financing Activities:
    Proceeds from issuance of long-term debt            40,000
    Proceeds from issuance of common stock             125,000
                                                  ------------
    Net cash provided by financing activities          165,000
                                                  ------------
  Net Increase in Cash                                   9,509

  Cash at February 6, 1995                                 -
                                                  ------------
  Cash at December 31, 1995                       $      9,509
                                                  ============

The accompanying notes are an integral part of these statements.

SKYHOOK TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS



Note 1. Summary of Significant Accounting Policies

        The summary of significant accounting policies of Skyhook
        Technologies, Inc. (the Company) is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management which is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

        Business Activity - The Company was incorporated February 6, 1995 for the purpose of, but not limited to, the design, manufacture and marketing of helicopter cargo transport equipment and other mechanical and electronic products. The Company's books are maintained on the accrual method of accounting.

        Use of Estimates in Preparation of Financial Statements - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        Depreciation - Provisions for depreciation of fixed assets is computed on the straight line method. Depreciation is based upon the useful lives of individual units or classes of property as follows:

                        Equipment             5 years

        Maintenance, repairs, and renewals which neither materially add to the values of the property nor appreciably prolong its life are charged to expense as incurred. Gains and losses from dispositions of fixed assets are reflected in income.

        Supplemental Cash Flow Information - The Company considers cash on hand and demand deposits in banks as cash for the purposes of the Statement of Cash Flows.

        From February 6, 1995 to December 31, 1995 the Company did not expend cash for interest or income taxes.

SKYHOOK TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS


Note 2. Notes Payable

        Notes payable at December 31, 1995 consist of the following:

        Note payable to an individual, due on
        December 31, 1997 in the amount of $25,000,
        imputed interest of 15.42% compounded monthly,
        unsecured                                          $    15,000

        Note payable to an individual, convertible at face
        value to common stock at $.10 per share, interest
        at 12%, due on demand, unsecured                        25,000
                                                           -----------

            Total notes payable                                 40,000

            Accrued interest payable                             3,400
                                                           -----------
            Total long-term debt                           $    43,400
                                                           ===========

        Maturities of long-term debt are as follows: $0 in 1996, $18,400 in 1997, $0 in 1998, $0 in 1999, $0 in 2000, and $25,000
        thereafter.

Note 3. Income Taxes

        The Company incurred an operating loss from February 6, 1995 (date of inception) to December 31, 1995 of $167,865, which is available to be carried forward through to the year ending December 31, 2010 to offset future taxable income. Because the Company is still in its startup stage and the likelihood of realizing a tax benefit from the operating loss carry forward is unknown, no deferred tax benefit has been recognized.

Note 4. Subsequent Events

        Subsequent to December 31, 1995, the Company issued 425,667 shares of common stock for $625,000. These transactions include the exercising of the convertible option on the note payable described in Note 2.

Note 5. Related Party Transactions

        The Company borrowed $25,000 from a stockholder during the period from February 6, 1995 to December 31, 1995, as described in Note 2.

                                      F-9
                    MAGELLAN TECHNOLOGY, INC.

        Pro Forma Condensed Combined Financial Statements
                           (Unaudited)





     The following unaudited condensed pro forma combined balance sheet at September 30, 1996 and the pro forma combined statements of operations for the year ended December 31, 1995 and the nine months ended September 30, 1996 of Magellan Technology, Inc. (Magellan) and SkyHook Technologies, Inc. (SkyHook), respectively, assumes the acquisition of SkyHook by Magellan. It combines the historical balance sheets of SkyHook and Magellan. The business combination has been accounted for as a purchase of SkyHook giving effect to the acquisition of the outstanding common shares of SkyHook. The unaudited condensed pro forma combined balance sheet should be read in conjunction with the historical financial statements and related notes.

     The following unaudited condensed pro forma combined statements of operations for the year ended December 31, 1995 and nine months ended September 30, 1996 for Magellan and SkyHook, respectively, assumes the acquisition of SkyHook by Magellan as of the beginning of the year and nine months, respectively.

     The pro forma results of operations are not necessarily indicative of the results of operations that would actually have been obtained if the transactions had occurred as of the beginning of the year and nine month periods. These statements should be read in conjunction with the historical financial statements and related notes.

                           CONSOLIDATED MAGELLAN TECHNOLOGY, INC.

                  Pro Forma Condensed Combined Balance Sheet (Unaudited)

                                    September 30, 1996


                                        Magellan       SkyHook                         Pro Forma
                                       Technology   Technologies              --------------------------
                                          Inc.           Inc.       Total     Adjustments       Combined
                                       ----------     --------    ---------      -------       ---------

Current assets                         $    9,036      267,277      276,313          -           276,313
Investment in SIS, LLC                  1,544,648          -      1,544,648          -         1,544,648
Investment in SkyHook
Technologies, Inc.                         38,862          -         38,862      (38,862)(2)(3)      -
Property, plant and equipment, net            -         59,699       59,699          -            59,699
                                       ----------     --------    ---------      -------       ---------
          Total assets                 $1,592,546      326,976    1,919,522      (38,862)      1,880,660
                                       ==========     ========    =========      =======       =========

Current liabilities                    $    6,290      110,408      116,698          -           116,698
Other long-term liabilities               150,000       87,028      237,028      335,300(1)      572,328
                                       ----------     --------    ---------      -------       ---------
          Total liabilities               156,290      197,436      353,726      335,300         689,026
                                       ----------     --------    ---------      -------       ---------
Common stock:
  Magellan Technology, Inc.               346,729          -        346,729        1,135 (2)     347,864
  SkyHook Technologies, Inc.                  -        901,000      901,000     (901,000)(3)         -
Additional paid-in capital              1,552,256          -      1,552,256    2,097,999 (2)   3,650,255
                                                                                 771,460 (3)
Accumulated deficit                      (462,729)    (771,460)  (1,234,189)  (2,343,756)(2)  (2,806,485)
                                       ----------     --------    ---------      -------       ---------
          Total stockholders' equity    1,436,256      129,540    1,565,796     (374,162)      1,191,634
                                       ----------     --------    ---------      -------       ---------
          Total liabilities and
            stockholders' equity       $1,592,546      326,976    1,919,522      (38,862)      1,880,660
                                       ==========     ========    =========      =======       =========

                           CONSOLIDATED MAGELLAN TECHNOLOGY, INC.

             Pro Forma Condensed Combined Statement of Operations (Unaudited)

                           Nine Months Ended September 30, 1996

                                        Magellan      SkyHook                          Pro Forma
                                       Technology   Technologies               -------------------------
                                      Incorporated  Incorporated    Total      Adjustments      Combined
                                       ----------     --------    ---------      -------       ---------

Sales                                  $1,150,046          -      1,150,046          -         1,150,046

Costs and expenses:
  Operating                               742,759          -        742,759          -           742,759
  Selling, general & administrative       262,049      338,645      600,694          -           600,694
  Research and development                    -        253,745      253,745          -           253,745
  Depreciation and amortization           138,029          -        138,029          -           138,029
                                       ----------     --------    ---------      -------       ---------
Income (loss) from operations               7,209     (592,390)    (585,181)         -          (585,181)

Other income (expense):
  Earnings from investment in SIS, LLC      5,054          -          5,054          -             5,054
  Purchased in-process
    research and development             (596,138)         -       (596,138)  (2,343,756)(2)  (2,939,894)
Interest expense                          (34,060)         -        (34,060)         -           (34,060)
Other                                      29,602       (4,918)      24,684          -            24,684
                                       ----------     --------    ---------      -------       ---------
Net loss                               $ (588,333)    (597,308)  (1,185,641)  (2,343,756)     (3,529,397)
                                       ==========     ========   ==========   ==========      ==========
Net loss per share                          $(.08)                                                  (.27)
                                       ==========                                              =========
Weighted average number of common
shares outstanding                      7,636,000                                             13,309,000
                                       ==========                                             ==========

                           CONSOLIDATED MAGELLAN TECHNOLOGY, INC.

             Pro Forma Condensed Combined Statement of Operations (Unaudited)

                               Year Ended December 31, 1995

                                       Magellan       SkyHook                          Pro Forma
                                      Technology    Technologies               -------------------------
                                      Incorporated  Incorporated   Total       Adjustments      Combined
                                       ----------   ------------  ---------    -----------     ---------

Sales                                  $1,560,284          483    1,560,767          -         1,560,767

Costs and expenses:
  Cost of sales                         1,039,380          -      1,039,380          -         1,039,380
  Selling, general & administrative       392,454      151,803      544,257          -           544,257
  Research and development                  5,907       13,073       18,980          -            18,980
  Depreciation and amortization           123,499           72      123,571          -           123,571
                                       ----------     --------    ---------      -------       ---------
Loss from operations                         (956)    (164,465)    (165,421)         -          (165,421)

Other income (expense):
  Extraordinary item-forgiveness
   of debt                                 68,811          -         68,811          -            68,811
  Purchased in-process
    research and development                  -            -            -     (2,939,894)(2)  (2,939,894)
Interest expense                          (51,600)      (3,400)     (55,000)         -           (55,000)
Other                                     (10,112)         -        (10,112)         -           (10,112)
                                       ----------     --------    ---------      -------       ---------
Net income (loss)                      $    6,143     (167,865)    (161,722)  (2,939,894)     (3,101,616)
                                       ==========     ========     ========   ==========      ==========
Net income (loss) per share                  $.00                                                   (.27)
                                       ==========                                              =========
Weighted average number of common
shares outstanding                      5,709,000                                             11,388,000
                                       ==========                                             ==========

                           MAGELLAN TECHNOLOGY, INC.

          Notes to Pro Forma Condensed Combined Financial Statements
                                   (Unaudited)

    Year Ended December 31, 1995 and Nine Months Ended September 30, 1996





                             Pro Forma Adjustments


(1) Reflects a loan entered into in October 1996 by Magellan and a purchase of shares of SkyHook with the proceeds from the loan.

(2) Magellan issued common stock and $335,300 cash to acquire the remaining common stock of SkyHook. The Magellan common stock was issued to the existing SkyHook shareholders on a 4 shares of Magellan for every 1 share of SkyHook held. The difference between the value of the Magellan common stock plus the cash, and the fair market value of SkyHook assets at the acquisition date ($2,343,756) was charged to purchased in-process research and development.


(3) Reflects the elimination of the investment in SkyHook with the SkyHook equity to complete the consolidation.